UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

SILICON STORAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Kifer Road Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2009, Silicon Storage Technology, Inc. issued a press release announcing earning results for the third quarter ended September 30, 2009. The full press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Storage Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document

99.1	Press release dated October 27, 2009 entitled “SST Reports Third Quarter 2009 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 27, 2009

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ JAMES B. BOYD
James B. Boyd
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated October 27, 2009 entitled “SST Reports Third Quarter 2009 Financial Results”.